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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 17, 1999


         VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of January 26, 1999, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999A).

                              CLAYTON HOMES, INC.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

 Clayton Homes, Inc. - Del.
   Vanderbilt - Tennessee             333-43583                62-0997810
----------------------------         ------------          -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)



     500 Alcoa Trail
   Maryville, Tennessee                                          37804
  ---------------------                                        ----------
  (Address of Principal                                        (Zip Code)
    Executive Offices)


Registrant's telephone number, including area code (423) 380-3000

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Former Address:

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Item 5.  Other Events
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Filing of Computational Materials.
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     In connection  with the offering of the Vanderbilt  Mortgage and Finance,
Inc.   ("Vanderbilt")   Manufactured   Housing   Contract   Senior/Subordinate
Pass-Through Certificates, Series 1999A, Prudential Securities Incorporated and Credit Suisse First Boston, as the underwriters of the Certificates (the
"Underwriters")   have  provided   certain   materials   (the   "Computational
Materials") for distribution to its potential investors.  Although the Company
provided   the   Underwriters   with   certain   information   regarding   the
characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Prudential Securities Incorporated are attached hereto as Exhibit 99.1.


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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1  Computational Materials - Prudential Securities Incorporated


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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By  /s/ Paul Nichols
  --------------------------
  Name: Paul Nichols
  Title: Assistant Secretary



CLAYTON HOMES, INC.



By  /s/ Amber Krupacs
  --------------------------
  Name: Amber Krupacs
  Title: Vice President, Finance and Secretary


Dated:  February 17, 1999


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                                 Exhibit Index
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Exhibit                                                                   Page
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99.1  Computational Materials, Prudential Securities Incorporated